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                                                                      EXHIBIT 21

                                 DEERE & COMPANY
                          AND CONSOLIDATED SUBSIDIARIES

                         SUBSIDIARIES OF THE REGISTRANT

                             As of October 31, 2001

         Subsidiary companies of Deere & Company are listed below. Except where otherwise indicated, 100 percent of the voting securities of the companies named is owned directly or indirectly by Deere & Company.

                                                                                               Organized
                                                                                               under the
Name of subsidiary                                                                              laws of
------------------                                                                             ---------
Subsidiaries included in consolidated
    financial statements *
         John Deere Construction & Forestry Company .......................................    Delaware
         John Deere Agricultural Holdings, Inc. ...........................................    Delaware
         John Deere Construction Holdings, Inc. ...........................................    Delaware
         John Deere Lawn and Grounds Care Holdings, Inc. ..................................    Delaware
         John Deere Commercial Worksite Products, Inc. ....................................    Tennessee
         John Deere Limited ...............................................................    Canada
         John Deere - Lanz Verwaltungs A.G. (99.9% owned) .................................    Germany
         John Deere S.A. ..................................................................    France
         John Deere Iberica S.A. ..........................................................    Spain
         John Deere Intercontinental GmbH .................................................    Germany
         John Deere Central Services GmbH .................................................    Germany
         Chamberlain Holdings Limited .....................................................    Australia
         John Deere Limited Australia .....................................................    Australia
         Industrias John Deere Argentina S.A. .............................................    Argentina
         John Deere Foreign Sales Corporation Limited .....................................    Jamaica
         John Deere Credit Company ........................................................    Delaware
         John Deere Capital Corporation ...................................................    Delaware
         John Deere Credit Inc. ...........................................................    Canada
         John Deere Receivables, Inc. .....................................................    Nevada
         John Deere Funding Corporation ...................................................    Nevada
         Deere Receivables Corporation ....................................................    Nevada
         Deere Credit, Inc. ...............................................................    Delaware
         Deere Credit Services, Inc. ......................................................    Delaware
         Farm Plan Corporation ............................................................    Delaware
         Arrendadora John Deere S.A. de C.V. (99.9% owned) ................................    Mexico
         John Deere Credit Limited (Australia) ............................................    Australia
         John Deere Credit Group, PLC .....................................................    England
         John Deere Health Care, Inc. .....................................................    Delaware
         John Deere Health Plan, Inc. .....................................................    Illinois
         Funk Manufacturing Company .......................................................    Delaware
         Cameco Industries, Inc. ..........................................................    Louisiana
         Sprayfab, LLC ....................................................................    Louisiana
         John Deere Brasil Participacoes LTDA .............................................    Brazil
         SLC Distribuidora De Titulos e Valores ...........................................    Brazil
         John Deere Ltd. Scotland (E. Kilbride) ...........................................    England
         John Deere Consumer Products, Inc. ...............................................    Delaware
         John Deere S.A. de C.V. ..........................................................    Mexico
         Industrias John Deere, S.A. de C.V. ..............................................    Mexico
         Componentes John Deere S.A. de C.V. ..............................................    Mexico
         Motores John Deere S.A. de C.V. ..................................................    Mexico
         John Deere Torreon S.A. de C.V. ..................................................    Mexico
         John Deere Mexico S.A. de C.V. ...................................................    Mexico

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   *     One hundred twenty-eight consolidated subsidiaries and thirty-five unconsolidated affiliates whose names are omitted, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.